TRADEMARK SECURITY AGREEMENT

     This Trademark Security Agreement (this "Agreement") is made as of November 21, 2003 by and between Harvey Electronics, Inc., a New York corporation ("Grantor"), and Whitehall Retail Finance, a division of Whitehall Business Credit Corporation, a New York corporation (the "Lender").

                                  Introduction

     The Grantor and the Lender have entered into the Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented and/or modified from time to time, the "Loan Agreement") pursuant to which the Lender has agreed, subject to the terms and conditions set forth therein, to make revolving credit loans and provide other financial accommodations to the Grantor. To secure the Grantor's obligations to the Lender under the Loan Agreement, the Grantor has granted the Lender a security interest in and to all of the Grantor's personal property. It is a condition precedent to the effectiveness of the Loan Agreement that the Grantor execute and deliver this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor and the Lender herby agree as follows:

     Section 1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings given to such terms in the Loan Agreement.

     Section 2. Grant of Security Interest. To secure the prompt performance of the Obligations, the Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Lender a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (collectively, the "Trademark Collateral"):

     (a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, patents, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Schedule A attached hereto under such Grantor's name, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (each, a "Trademark");

     (b) all Trademark licenses and any right to use any Trademark, including each Trademark license referred to in Schedule A attached hereto; and

     (c) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license.

     Section 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the Lender's security interest in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world, as applicable. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Lender under the Loan Agreement. The Loan Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms, such terms being incorporated herein by reference as if more fully set forth herein.

     Section 4. Release of Liens. Upon (a) the disposition of Trademark Collateral in accordance with the Loan Agreement or (b) the full and final discharge of the Obligations and the termination of the Lender's obligation to provide additional credit under the Loan Agreement, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)). Upon any such disposition or termination, the Lender will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     Section 5. Loan Document. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     Section 6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     Section 7. Governing Law. This Agreement shall be construed under and governed by the laws of The Commonwealth of Massachusetts without giving effect to conflicts of laws principals.


                            [Signature page follows.]



     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    GRANTOR:

                                    HARVEY ELECTRONICS, INC.


                                    By:______________________________
                                       Joseph J. Calabrese
                                       Executive Vice President and Chief
                                       Financial Officer


                                    LENDER:

                                    WHITEHALL RETAIL FINANCE, a division of
                                    Whitehall Business Credit Corporation


                                    By:______________________________
                                       Brian T. Kennedy
                                       Vice President



                                   SCHEDULE A
                         to Trademark Security Agreement



                                   Trademarks

---------------------------------------------------------- -------------------------------- --------------------------

Title:                                                     Registration No.:                Registration Date:
-----                                                      ----------------                 -----------------
---------------------------------------------------------- -------------------------------- --------------------------
The Temple of Home Theater                                 2,061,476                        May 13, 1997
---------------------------------------------------------- -------------------------------- --------------------------
Harvey                                                     1,529,043                        March 7, 1989
---------------------------------------------------------- -------------------------------- --------------------------
Harvey Electronics                                         1,199,123                        June 22, 1982
---------------------------------------------------------- -------------------------------- --------------------------
Not Your Ordinary Electronics Store                        2,668,874                        December 31, 2002
---------------------------------------------------------- -------------------------------- --------------------------